Restructuring and Asset Impairments	10 Months Ended
Jan. 01, 2011
Restructuring and Asset Impairments [Abstract]
Restructuring and Asset Impairments
O. RESTRUCTURING AND ASSET IMPAIRMENTS
At January 1, 2011, restructuring reserves totaled $101.2 million. A summary of the restructuring reserve activity from January 2, 2010 to January 1, 2011 is as follows (in millions):

			Net
	1/2/10	Acquisitions	Additions	Usage	Currency	1/1/11
2010 Actions
Severance and related costs	$—	$—	$205.8	$(124.6)	$0.5	$81.7
Asset impairments	—	—	24.0	(24.0)	—	—
Facility closure	—	—	2.7	(1.1)	—	1.6
Other	—	—	7.0	(6.0)	0.1	1.1

Subtotal 2010 actions	—	—	239.5	(155.7)	0.6	84.4

Pre-2010 Actions
Severance and related costs	44.3	3.5	(0.9)	(27.1)	(3.7)	16.1
Asset impairments	—	—	—	—	—	—
Facility closure	1.9	—	3.9	(5.1)	—	0.7
Other	0.2	—	0.1	(0.3)	—	—

Subtotal Pre-2010 actions	46.4	3.5	3.1	(32.5)	(3.7)	16.8

Total	$46.4	$3.5	$242.6	$(188.2)	$(3.1)	$101.2

2010 Actions: During 2010, the Company recognized $224.3 million of restructuring charges and asset impairments associated with the Black & Decker merger and acquisition of SSDS. Of those charges, $194.4 million relates to severance charges associated with the reduction of 3,000 employees, $20.2 million relates to asset impairments, $2.7 million relates to facility closure costs, and $7.0 million represents other charges.
In addition, the Company continued to initiate cost reduction actions in 2010 that were not associated with the Black & Decker merger and SSDS acquisition, resulting in severance and related charges of $11.4 million pertaining to the reduction of approximately 300 employees, and asset impairment charges of $3.8 million.
Of the $239.5 million recognized for these 2010 actions, $155.7 million has been utilized to date, with $84.4 million of reserves remaining as of January 1, 2011, the majority of which are expected to be utilized in 2011. Usage includes $15.0 million the majority of which ultimately will entail cash payment in a future period as it relates to a defined benefit plan for severed Black & Decker executives which is classified in Post-Retirement Benefits on the Consolidated Balance Sheet.
Pre-2010 Actions: During 2009 and 2008 the Company initiated cost reduction actions in various businesses in response to sales volume declines associated with the economic recession. Charges recognized in 2010 associated with these initiatives amounted to $3.1 million.
As of January 2, 2010, the reserve balance related to these pre-2010 actions totaled $46.4 million. As a result of the Merger and the acquisition of SSDS, the Company has assumed $3.5 million of restructuring reserves recorded by those companies prior to the Merger and acquisition.
Utilization of the reserve balance related to Pre-2010 actions, including usage of those reserves acquired as part of the Merger, was $32.5 million in 2010. The remaining reserve balance of $16.8 million is expected to be utilized predominantly in 2011.
Segments: The $242.6 million of charges recognized in 2010 includes: $126.4 million pertaining to the CDIY segment; $64.2 million pertaining to the Security segment; $12.2 million pertaining to the Industrial segment; and $39.8 million pertaining to non-operating entities.
In addition to the restructuring charges described in the preceding paragraphs, the Company recognized $21.4 million of restructuring-related costs in 2010 pertaining to the Merger. Those costs are classified in Cost of Sales and include accelerated depreciation and other charges associated with facility closures.